                                                                   EXHIBIT 10.20

                           BJ'S WHOLESALE CLUB, INC.

                           INDEMNIFICATION AGREEMENT

         This Agreement, made and entered into as of this ____ day of __________________ (the "Agreement"), is between BJ's Wholesale Club, Inc., a Delaware corporation (the "Company," which term shall include any one or more of its subsidiaries where appropriate), and ____________________________ (the "Indemnitee"):

         WHEREAS, highly competent persons are reluctant to serve public companies as directors or as officers or in other capacities unless they are provided with adequate indemnification against inordinate risks of claims and actions against them arising out of their service to, and activities on behalf of, such companies; and

         WHEREAS, it is reasonable, prudent and necessary for the Company contractually to obligate itself to indemnify such persons to the fullest extent permitted by applicable law so that they will serve or continue to serve the Company; and

         WHEREAS, Indemnitee is willing to serve, continue to serve and/or to take on additional service for or on behalf of the Company on the condition that he or she be so indemnified;

         NOW THEREFORE, in consideration of the premises and the covenants contained herein, the Company and Indemnitee do hereby covenant and agree as follows:

         1.       Definitions.  For purposes of this Agreement:
                  -----------

                  (a) "Change of Control" shall have the meaning set forth on Exhibit A hereto.

                  (b) "Corporate Status" describes the status of a person who is or was or has agreed to become a director of the Company or any of its subsidiaries, or is or was or has agreed to become an officer or fiduciary of the Company or of any other corporation, partnership, joint venture, limited liability company, trust, employee benefit plan or other enterprise which such person is or was serving or has agreed to serve at the request of the Company.

                  (c) "Disinterested Director" means a director of the Company who is not and was not a party to the Proceeding in respect of which indemnification is sought by Indemnitee.

                  (d) "Expenses" shall include all reasonable attorneys' fees, retainers, court costs, transcript costs, fees of experts, travel expenses, duplicating costs, printing and binding costs, telephone charges, postage, delivery service fees and all other disbursements or expenses of the types customarily incurred in connection with prosecuting, defending, preparing to prosecute or defend or investigating a Proceeding, but shall not include the amount of judgments, fines or penalties against Indemnitee.


                  (e) "Independent Counsel" means a law firm, or a member of a law firm, that is experienced in matters of corporation law and neither presently is, nor in the past five years has been, retained to represent the Company or Indemnitee in any matter material to either such party. Notwithstanding the forgoing, the term "Independent Counsel" shall not include any person who, under the applicable standards of professional conduct then prevailing, would have a conflict of interest in representing either the Company or Indemnitee in an action to determine Indemnitee's rights under this Agreement.

                  (f) "Proceeding" includes any action, suit, arbitration, alternate dispute resolution mechanism, investigation, administrative hearing, appeal or any other proceeding, whether civil, criminal, administrative or investigative, arising on or after the date of this Agreement (and regardless of when the Indemnitee's act or failure to act occurred), except one initiated by an Indemnitee pursuant to
         Section 10 of this Agreement to enforce his or her rights under this Agreement.

         2. Services by Indemnitee. Indemnitee agrees to serve or continue to
            ----------------------
serve as a director or officer of the Company and/or one or more of its subsidiaries. This Agreement shall not impose any obligation on the Indemnitee or the Company or any of its subsidiaries to continue the Indemnitee's position with the Company or any of its subsidiaries beyond any period otherwise applicable.

         3. General.  The Company shall indemnify, and shall advance Expenses
            -------
to, Indemnitee as provided in this Agreement with respect to any matters pertaining to Indemnitee's Corporate Status and to the fullest extent permitted by law.

         4. Proceedings Other Than Proceedings by or in the Right of the
            ------------------------------------------------------------
Company. Indemnitee shall be entitled to the rights of indemnification provided
- -------
in this Section 4 if, by reason of his or her Corporate Status, he or she is, or is threatened to be made, a party to any threatened, pending, or completed Proceeding other than a Proceeding by or in the right of the Company. Pursuant to this Section 4, Indemnitee shall be indemnified against Expenses, judgments, penalties and fines and amounts paid in settlement actually and reasonably incurred by him or her or on his or her behalf in connection with any such Proceeding or any claim, issue or matter therein, if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal Proceeding, had no reasonable cause to believe his or her conduct was unlawful. Notwithstanding the preceding provisions of this Section

4, it is the intention of the parties hereto that Indemnitee shall be indemnified to the full extent authorized or permitted by Delaware law and, therefore, to the extent Delaware law shall permit broader contractual indemnification, this contract shall be deemed amended to incorporate such broader indemnification.

         5. Proceedings by or in the Right of the Company.  Indemnitee shall
            ---------------------------------------------
be entitled to the rights of indemnification provided in this Section 5 if, by reason of his or her Corporate Status, he or she is, or is threatened to be made, a party to any threatened, pending or completed Proceeding brought by or in the right of the Company to procure a judgment in its favor. Pursuant to this
Section 5, Indemnitee shall be indemnified against Expenses and, to the extent permitted by applicable law, amounts paid in settlement actually and reasonably incurred by him or her on his or her behalf in connection with such Proceeding if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the Company. Notwithstanding the preceding provisions of this Section 5, it is the intention of the parties hereto that Indemnitee shall be indemnified to the full extent authorized or permitted by Delaware law and, therefore, to the extent Delaware law shall permit broader contractual indemnification, this contract shall be deemed amended to incorporate such broader indemnification. Notwithstanding the foregoing provisions of this Section 5, no indemnification against such Expenses shall be made in respect of any claim, issue or matter as to which Indemnitee shall have been adjudged to be liable to the Company; provided, however, that indemnification against Expenses shall nevertheless be made by the Company in such event to the extent that the Court of Chancery of the State of Delaware, or the court in which such Proceeding shall have been brought or is pending, shall determine.

         6. Indemnification for Expenses of a Party who is Wholly or Partly
            ---------------------------------------------------------------
Successful. Notwithstanding any other provision of this Agreement, but subject
- ----------
to Section 14, to the extent that Indemnitee is, by reason of his or her Corporate Status, a party to and is successful, on the merits or otherwise, in any Proceeding, he or she shall be indemnified against all Expenses actually and reasonably incurred by him or her on his or her behalf in connection therewith. If Indemnitee is not wholly successful in such Proceeding but is successful, on the merits or otherwise, as to one or more but less than all claims, issues or matters in such Proceeding, the Company shall indemnify Indemnitee against all Expenses actually and reasonably incurred by him or her on his or her behalf in connection with each successfully resolved claim, issue or matter. For purposes of this Section 6 and without limitation, the termination of any claim, issue or matter in such a Proceeding by dismissal or withdrawal, with or without prejudice, shall be deemed to be a successful result as to such claim, issue or matter.

         7. Advance of Expenses. The Company shall advance all reasonable
            -------------------
Expenses incurred by or on behalf of Indemnitee in connection with any Proceeding within 20 days after the receipt by the Company of a statement or statements from Indemnitee requesting such advance or advances from time to time, whether prior to or after final disposition of such Proceeding. Such statement or statements shall reasonably evidence the Expenses incurred or to be incurred by Indemnitee and shall include or be preceded or accompanied by an undertaking by or on behalf of Indemnitee to repay any Expenses advanced to the extent it shall ultimately be determined that Indemnitee is not entitled to be indemnified hereunder against such Expenses.

         8. Procedure for Determination of Entitlement to Indemnification.
            -------------------------------------------------------------

            (a) To obtain indemnification under this Agreement, Indemnitee shall submit to the Company a written request, including therein or therewith such documentation and information as is reasonably available to Indemnitee and is reasonably necessary to determine whether and to what extent Indemnitee is entitled to indemnification hereunder.

            (b) Upon written request by Indemnitee for indemnification pursuant to Section 8(a) hereof, a determination, if required by applicable law, with respect to Indemnitee's entitlement thereto under Delaware law shall be made in the specific case: (i) if a Change of Control shall have occurred, by Independent Counsel (unless Indemnitee shall request that such determination be made by the Board of Directors or the stockholders, in which case the determination shall be made in the manner provided below in clauses (ii) or (iii), as the case may be) in a written opinion to the Board of Directors, a copy of which shall be delivered to Indemnitee; (ii) if a Change of Control shall not have occurred, (A) by the Board of Directors by a majority vote of a quorum consisting of Disinterested Directors, or (B) if a quorum of the Board of Directors consisting of Disinterested Directors is not obtainable, or, even if obtainable, such quorum of Disinterested Directors so directs, by Independent Counsel in a written opinion to the Board of Directors, a copy of which shall be delivered to Indemnitee, or (C) by the stockholders of the Company; or (iii) as provided in Section 9(b) of this Agreement; and, if it is so determined that Indemnitee is entitled to indemnification, payment to Indemnitee shall be made within ten days after such determination. Indemnitee shall cooperate with the person, persons or entity making such determination with respect to Indemnitee's entitlement to indemnification, including providing to such person, persons or entity upon reasonable advance request any documentation or information which is not privileged or otherwise protected from disclosure and which is reasonably available to Indemnitee and reasonably necessary to such determination. Any costs or expenses (including attorneys' fees and disbursements) incurred by Indemnitee in so cooperating shall be borne by the Company (irrespective of the determination as to Indemnitee's entitlement to indemnification) and the Company hereby indemnifies and agrees to hold Indemnitee harmless therefrom.

            (c) In the event the determination of entitlement to indemnification is to be made by Independent Counsel pursuant to Section 8(b) of this Agreement, the Independent Counsel shall be selected as provided in this Section 8(c). If a Change of Control shall not have occurred, the Independent Counsel shall be selected by the Board of Directors, and the Company shall give written notice to Indemnitee advising him or her of the identity of the Independent Counsel so selected. If a Change of Control shall have occurred, the Independent Counsel shall be selected by Indemnitee (unless Indemnitee shall request that such selection be made by the Board of Directors, in which event the preceding sentence shall apply), and Indemnitee shall give written notice to the Company advising it of the identity of the Independent Counsel so selected. In either event, Indemnitee or the Company, as the case may be, may, within seven days after such written notice of selection shall have been given, deliver to the Company or to Indemnitee, as the case may be, a written objection to such selection. Such objection may be asserted only on the ground that the Independent Counsel so selected does not meet the requirements of "Independent Counsel" as defined in
         Section 1 of this Agreement, and the objection shall set forth with particularity the factual basis of such assertion. If such written objection is made, the Independent Counsel so selected may not serve as Independent Counsel unless and until a court has determined that such objection is without merit. If, within 20 days after submission by Indemnitee of a written request for indemnification pursuant to Section 8(a) hereof, no Independent Counsel shall have been selected or if selected, shall have been objected to, in accordance with this Section 8(c), either the Company or Indemnitee may petition the Court of Chancery of the State of Delaware or other court of competent jurisdiction for resolution of any objection which shall have been made by the Company or Indemnitee to the other's selection of Independent Counsel and/or for the appointment as Independent Counsel of a person selected by the Court or by such other person as the Court shall designate, and the person with respect to whom an objection is favorably resolved or the person so appointed shall act as Independent Counsel under Section 8(b) hereof. The Company shall pay any and all reasonable fees and expenses of Independent Counsel incurred by such Independent Counsel in connection with acting pursuant to Section 8(b) hereof, and the Company shall pay all reasonable fees and expenses incident to the procedures of this Section 8(c), regardless of the manner in which such Independent Counsel was selected or appointed.

         9.       Presumptions and Effect of Certain Proceedings.

                  (a) In making a determination with respect to entitlement to indemnification hereunder, the person, persons or entity making such determination shall presume that Indemnitee is entitled to indemnification under this Agreement if Indemnitee has submitted a request for indemnification in accordance with Section 8(a) of this Agreement, and the Company shall have the burden of proof to overcome that presumption in connection with the making by any person, persons or entity of any determination contrary to that presumption.

                  (b) If the person, persons or entity empowered or selected under Section 8 of this Agreement to determine whether Indemnitee is entitled to indemnification shall not have made such determination within 60 days after receipt by the Company of the request therefor, the requisite determination of entitlement to indemnification shall be deemed to have been made and Indemnitee shall be entitled to such indemnification, absent (i) a misstatement by Indemnitee of a material fact, or an omission of a material fact necessary to make Indemnitee's statement not materially misleading, in connection with the request for indemnification, or (ii) a prohibition of such indemnification under applicable law; provided, however, that such 60-day period may be extended for a reasonable time, not to exceed an additional 30 days, if the person, persons or entity making the determination with respect to entitlement to indemnification in good faith requires such additional time for the obtaining or evaluating of documentation and/or information relating thereto; and provided, further, that the foregoing provisions of this Section 9(b) shall not apply if the determination of entitlement to indemnification is to be made by the stockholders pursuant to Section 8(b) of this Agreement and if (A) within 15 days after receipt by the Company of the request for such determination the Board of Directors has resolved to submit such determination to the stockholders for their consideration at an annual meeting thereof to be held within 75 days after such receipt and such determination is made thereat, or (B) a special meeting of stockholders is called within 15 days after such receipt for the purpose of making such determination, such meeting is held for such purpose within 60 days after having been so called and such determination is made thereat.

                  (c) The termination of any Proceeding or of any claim, issue or matter therein by judgment, order, settlement or conviction, or upon a plea of nolo contendere or its equivalent, shall not (except as otherwise expressly provided in this Agreement) of itself adversely affect the right of Indemnitee to indemnification or create a presumption that Indemnitee did not act in good faith and in a manner which he or she reasonably believed to be in or not opposed to the best interests of the Company or, with respect to any criminal Proceeding, that Indemnitee had reasonable cause to believe that his or her conduct was unlawful.

         10.      Remedies of Indemnitee.
                  ----------------------
                  (a) In the event that (i) a determination is made pursuant to
         Section 8 of this Agreement that Indemnitee is not entitled to indemnification under this

         Agreement, (ii) advancement of Expenses is not timely made pursuant to
         Section 7 of this Agreement, (iii) payment of indemnification is not made pursuant to Section 6 of this Agreement within ten days after receipt by the Company of a written request therefor, or (iv) payment of indemnification is not made within ten days after a determination has been made that Indemnitee is entitled to indemnification or such determination is deemed to have been made pursuant to Section 9(b) of this Agreement, Indemnitee shall be entitled to an adjudication in an appropriate court of the State of Delaware, or in any other court of competent jurisdiction, of his or her entitlement to such indemnification or advancement of Expenses. Alternatively, Indemnitee, at his or her option, may seek an award in arbitration to be conducted by a single arbitrator pursuant to the rules of the American Arbitration Association. The Company shall not oppose Indemnitee's right to seek any such adjudication or award in arbitration.

                  (b) In the event that a determination shall have been made pursuant to Section 8 of this Agreement that Indemnitee is not entitled to indemnification, any judicial proceeding or arbitration commenced pursuant to this Section 10 shall be conducted in all respects as a de novo trial, or arbitration, on the merits and Indemnitee shall not be prejudiced by reason of that adverse determination. In any judicial proceeding or arbitration commenced pursuant to this Section 10 the Company shall have the burden of proving that Indemnitee is not entitled to indemnification or advancement of Expenses, as the case may be.

                  (c) If a determination shall have been made or deemed to have been made pursuant to Section 8 or Section 9 of this Agreement that Indemnitee is entitled to indemnification, the Company shall be bound by such determination in any judicial proceeding or arbitration commenced pursuant to this Section 10, absent (i) a misstatement by Indemnitee of a material fact, or an omission of a material fact necessary to make Indemnitee's statement not materially misleading, in connection with the request for indemnification, or (ii) a prohibition of such indemnification under applicable law.

                  (d) The Company shall be precluded from asserting in any judicial proceeding or arbitration commenced pursuant to this Section 10 that the procedures and presumptions of this Agreement are not valid, binding and enforceable and shall stipulate in any such court or before any such arbitrator that the Company is bound by all the provisions of this Agreement.

                  (e) In the event that Indemnitee, pursuant to this Section 10, seeks a judicial adjudication of or an award in arbitration to enforce his or her rights under, or to recover damages for breach of, this Agreement, Indemnitee shall be entitled to recover from the Company, and shall be indemnified by the Company against, any and all expenses (of the types described in the definition of Expenses in Section 1 of this Agreement) actually and reasonably incurred by him or her in such judicial adjudication or arbitration, but only if he or she prevails therein. If it shall be determined in said judicial adjudication or arbitration that Indemnitee is entitled to receive part but not all of the indemnification or advancement of expenses sought, the expenses incurred by Indemnitee in connection with such judicial adjudication or arbitration shall be appropriately prorated.

         11. Security. To the extent requested by the Indemnitee and approved by
             --------
the Board of Directors, the Company may at any time and from time to time provide security to the Indemnitee for the Company's obligations hereunder through an irrevocable bank line of credit, funded trust or other collateral. Any such security, once provided to the Indemnitee, may not be revoked or released without the prior written consent of Indemnitee.

         12. Non-Exclusivity; Duration of Agreement; Subrogation.
             ---------------------------------------------------

             (a) The rights of indemnification and to receive advancement of Expenses as provided by this Agreement shall not be deemed exclusive of any other rights to which Indemnitee may at any time be entitled under applicable law, the Company's certificate of incorporation or by-laws, any other agreement, a vote of stockholders or a resolution of directors, or otherwise. This Agreement shall continue as to Indemnitee even though his or her Corporate Status may have ceased and shall inure to the benefit of Indemnitee and his or her heirs, executors and administrators.

             (b) In the event of any payment under this Agreement, the Company shall be subrogated to the extent of such payment to all of the rights of recovery of Indemnitee, who shall execute all papers required and take all action necessary to secure such rights, including execution of such documents as are necessary to enable the Company to bring suit to enforce such rights.

             (c) The Company shall not be liable under this Agreement to make any payment of amounts otherwise indemnifiable hereunder if and to the extent that Indemnitee has otherwise actually received such payment under any insurance policy, contract, agreement or otherwise.

         13. Severability. If any provision or provisions of this Agreement
             ------------
shall be held to be invalid, illegal or unenforceable for any reason whatsoever:
(a) the validity, legality and enforceability of the remaining provisions of this Agreement (including without limitation, each portion of any Section of this Agreement containing any such provision held to be invalid, illegal or unenforceable, that is not itself invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby; and (b) to the fullest extent permitted by applicable law, the provisions of this Agreement (including, without limitation, each portion of any Section of this Agreement containing any such provision held to be invalid, illegal or unenforceable, that is not itself invalid, illegal or unenforceable) shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal or unenforceable.

         14. Exception to Right of Indemnification or Advancement of Expenses.
             ----------------------------------------------------------------
Notwithstanding any other provision of this Agreement, except as otherwise provided in Section 10, Indemnitee shall not be entitled to indemnification or advancement of Expenses under this Agreement with respect to any Proceeding, or any claim therein, brought or made by him or her against the Company without the prior written consent of the Company.

         15. Headings.  The headings of the paragraphs of this Agreement
             --------
are inserted for convenience only and shall not be deemed to constitute part of this Agreement or to affect the construction thereof.

         16. Modification and Waiver. This Agreement may be amended from time to
             -----------------------
time to reflect changes in Delaware law or for other reasons. No supplement, modification or amendment of this Agreement shall be binding unless executed in writing by both of the parties hereto. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provision hereof (whether or not similar) nor shall such waiver constitute a continuing waiver.

         17. Notice by Indemnitee. Indemnitee agrees promptly to notify the
             --------------------
Company in writing upon being served with any summons, citation, subpoena, complaint, indictment, information or other document relating to any Proceeding or matter which may be subject to indemnification or advancement of Expenses covered hereunder; provided, however, that the failure to give any such notice shall not disqualify the Indemnitee from indemnification hereunder.

         18. Notices. All notices, requests, demands and other communications
             -------
hereunder shall be in writing and shall be deemed to have been duly given if (i) delivered by hand and receipted for by the party to whom said notice or other communication shall have been directed, or (ii) mailed by certified or registered mail with postage prepaid, on the third business day after the date on which it is so mailed:

                  (a)      If to Indemnitee to:


                           -----------------------

                           -----------------------

                           -----------------------

                  (b)      If to the Company to:

                           BJ's Wholesale Club, Inc.
                           One Mercer Road
                           Natick, Massachusetts 01760
                           Attention:       President

or to such other address as may have been furnished to Indemnitee by the Company or the Company by Indemnitee, as the case may be.

         19. Governing Law. The parties agree that this Agreement shall be
             -------------
governed by, and construed and enforced in accordance with, the domestic substantive laws of the State of Delaware without giving effect to any choice or conflict of laws rule or provision that would result in the application of the domestic substantive laws of any other jurisdiction.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first above written.

                                             BJ'S WHOLESALE CLUB, INC.


                                             By
                                               ----------------------------


                                             INDEMNITEE


                                             ------------------------------

                                                                     EXHIBIT A

                       Definition of "Change of Control"
                       --------------------------------

         For the purpose of this Agreement, a "Change of Control" shall mean:

                  (a) The acquisition by an individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"))(a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either (i) the then-outstanding shares of common stock of the Company (the "Outstanding Company Common Stock") or (ii) the combined voting power of the then-outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that for purposes of this subsection (a), the following acquisitions shall not constitute a Change of Control: (i) any acquisition directly from the Company, (ii) any acquisition by the Company, (iii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company, or (iv) any acquisition by any corporation pursuant to a transaction which satisfies the criteria set forth in clauses (i), (ii) and (iii) of subsection (c) of this definition; or

                  (b) Individuals who, as of the date hereof, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequently to the date hereof whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board (except that this proviso shall not apply to any individual whose initial assumption of office as a director occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board); or

                  (c) Consummation of a reorganization, merger or consolidation involving the Company or a sale or other disposition of all or substantially all of the assets of the Company (a "Business Combination"), in each case, unless, immediately following such Business Combination, (i) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 60% of, respectively, the then-outstanding shares of common stock and the combined voting power of the then-outstanding voting securities entitled to vote generally in the election of directors, of the corporation resulting from such Business Combination (which as used in section (c) of this definition shall include, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (ii) no Person (excluding any corporation resulting from such Business Combination or any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 20% or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such Business Combination, or the combined voting power of the then-outstanding voting securities of such corporation and (iii) at least half of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

                  (d) Approval by the stockholders of the Company of a complete liquidation or dissolution of the Company.



                                       A-2